Exhibit 10.1

EXECUTIVE VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT

Dated as of November 11, 2010

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into between KAR AUCTION SERVICES, INC., formerly known as KAR Holdings, Inc., a Delaware corporation (the “Borrower”), the Lenders party hereto, JPMORGAN CHASE BANK, N.A. (the “Administrative Agent”) and each of the other parties signatory hereto.

PRELIMINARY STATEMENTS

1. Reference is made to the Credit Agreement dated as of April 20, 2007 (as amended from time to time prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders and agents party thereto from time to time, the Administrative Agent, and the other parties signatory thereto. Capitalized terms used but not otherwise defined herein are used with the meanings given in the Credit Agreement.

2. The Borrower has requested that the Required Lenders agree to amend the Credit Agreement as provided for herein.

3. The Required Lenders are willing to agree to such amendments to the Credit Agreement on the terms and subject to the conditions set forth herein.

Now, therefore, in consideration of the premises and the agreements, other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

SECTION 1. Amendments to Credit Agreement. On the terms and subject to the conditions set forth herein:

(a) Section 1.1 of the Credit Agreement is amended by inserting in such subsection the following definitions in the appropriate alphabetical order:

“Third Amendment”: means that certain Third Amendment, dated as of November 11, 2010, by and between the Borrower, and the Lenders and the other parties signatory thereto.

“Third Amendment Effective Date”: means the date of satisfaction of the conditions to effectiveness referred to in Section 2 of the Third Amendment.”

(b) Section 8.9 of the Credit Agreement is amended by inserting the following words at the end of the proviso to clause (a) thereof: “(iv) on or after the Third Amendment Effective Date, so long as no Default or Event of Default has occurred and is continuing, the Borrower may redeem, repurchase, defease or otherwise prepay Unsecured Notes in an aggregate principal amount, together with all accrued and unpaid interest and all fees, premiums, disbursements or expenses (including any dealer manager fees and expenses) incurred in connection with or related to such redemption, repurchase, defeasement or other prepayment of such Unsecured Notes, not to exceed $75,000,000,”

SECTION 2. Conditions to Effectiveness. The amendments contained in Section 1 shall be effective upon satisfaction of each of the following conditions precedent:

(a) The Administrative Agent shall have received original, electronic or facsimile counterparts of this Amendment duly executed and delivered by Lenders constituting the Required Lenders and shall have received counterparts of this Amendment executed by the Borrower and counterparts of the Consent appended hereto as Exhibit A (the “Consent”) executed by the Grantors, as defined in the Guarantee and Collateral Agreement (the “Grantors”);

(b) The Administrative Agent shall have received a counterpart to that certain Fee Letter (“Fee Letter”) dated as of even date herewith, by and between the Administrative Agent and the Borrower, executed and delivered by the Borrower, and all fees and expense reimbursements (including, without limitation, fees and expenses of counsel to the Agents and any invoiced fees and expenses payable under the Fee Letter) under the Fee Letter and the Loan Documents shall have been paid;

(c) The Administrative Agent shall have received from the Borrower, for account of each Lender which delivers its original, electronic or facsimile signature page to this Amendment no later than 5:00 p.m. (New York City time) on November 9, 2010 (the “Cutoff Date”), payment of an amendment fee (which shall be fully earned, non-refundable, and payable on Third Amendment Effective Date (under and as defined in the Credit Agreement, after giving effect to this Amendment)) equal to 5 basis points (0.05%) of the aggregate outstanding amount of Term Loans and Revolving Commitments of such Lender as of the Cutoff Date (and, for the avoidance of doubt, prior to giving effect to any optional prepayment made pursuant to Section 4.1(a) of the Credit Agreement as contemplated by this Amendment); and

(d) On or after the date hereof, the Borrower shall have made an optional prepayment of a portion of the Term Loans in an aggregate principal amount no less than $75,000,000 pursuant to Section 4.1(a) of the Credit Agreement and the Borrower shall have specified for purposes of Section 4.1(b) of the Credit Agreement that such prepayment be credited to the scheduled installments of the Term Loans in reverse order of maturity.

SECTION 3. Representations and Warranties. The Borrower represents and warrants that:

(a) Authority. The Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Amendment and the Credit Agreement as amended hereby. Each Grantor has the requisite power and authority to execute, deliver and perform its obligations under the Consent and the Loan Documents, as amended hereby. The execution, delivery and performance by the Borrower of this Amendment and by the Grantors of the Consent, and the performance by each Loan Party of each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of such Loan Party.

(b) Enforceability. This Amendment has been duly executed and delivered by the Borrower and the Consent has been duly executed and delivered by each Grantor. When the conditions to effectiveness in Section 2 of this Amendment have been satisfied, each of this Amendment, the Consent and each Loan Document (as amended hereby) is the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought in proceedings in equity or at law).

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(c) Representations and Warranties. The representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties refer to an earlier date (in which case they are true and correct in all material respects as of such earlier date).

(d) No Default. No Default or Event of Default shall have occurred and be continuing on the date hereof or after giving effect to this Amendment.

SECTION 4. Reference to and Effect on the Loan Documents.

(a) If and when this Amendment becomes effective, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Credit Agreement, as amended hereby, and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined in the Credit Agreement, as amended hereby.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents or constitute, except as expressly set forth herein, a waiver or amendment of any provision of any of the Loan Documents.

(d) This Amendment is a Loan Document. The provisions of Sections 11.12 and 11.16 of the Credit Agreement shall apply with like effect to this Amendment.

SECTION 5. Counterparts. This Amendment (including all consents and authorizations relating hereto) and the Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment (or any consent or authorization relating hereto) or the Consent by electronic transmission or facsimile shall be effective and enforceable as delivery of a manually executed counterpart thereof. The Administrative Agent will not have any responsibility for determining whether (and makes no representation as to whether) any such counterpart has been duly authorized, executed or delivered or is enforceable against any party hereto.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

KAR AUCTION SERVICES, INC.
(FORMERLY KNOWN AS KAR HOLDINGS, INC.)

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

THIRD AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By:	/s/ Randall K. Stephens
Name: Randall K. Stephens
Title: Vice President

THIRD AMENDMENT TO CREDIT AGREEMENT

Required Lenders:

[NAME OF LENDER]

By:	*
Name: *
Title: *

*	This Amendment was executed by authorized signatories of 84 lenders.

THIRD AMENDMENT TO CREDIT AGREEMENT

EXHIBIT A

CONSENT

Dated as of November 11, 2010

The undersigned, as Grantors under the Guarantee and Collateral Agreement and, as applicable, as parties to the other Security Documents, hereby consent and agree to the foregoing Third Amendment dated as of November 11, 2010 (the “Third Amendment”), by and between the Borrower and the Lenders party thereto, and hereby confirm and agree that (i) each of the Guarantee and Collateral Agreement and the other Security Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said Third Amendment, each reference therein to the “Credit Agreement”, “thereunder”, “thereof” and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by said Third Amendment and (ii) the Guarantee and Collateral Agreement, the other Security Documents and all of the Collateral described in the foregoing do, and shall continue to, secure the payment and performance of all of the Obligations as defined in the Guarantee and Collateral Agreement, after giving effect to said Third Amendment.

[Signature pages follow]

THIRD AMENDMENT TO CREDIT AGREEMENT

KAR AUCTION SERVICES, INC.
(FORMERLY KNOWN AS KAR HOLDINGS, INC. )

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

ADESA, INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

INSURANCE AUTO AUCTIONS, INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Authorized Signatory Officer

ADESA CORPORATION, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

THIRD AMENDMENT TO CREDIT AGREEMENT

A.D.E. OF ARK-LA-TEX, INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

A.D.E. OF KNOXVILLE, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

ADESA ARK-LA-TEX, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

ADESA ARKANSAS, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

ADESA ATLANTA, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

ADESA BIRMINGHAM, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

THIRD AMENDMENT TO CREDIT AGREEMENT

ADESA CALIFORNIA, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

ADESA CHARLOTTE, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

ADESA COLORADO, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

ADESA DES MOINES, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

ADESA FLORIDA, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

ADESA IMPACT TEXAS, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

THIRD AMENDMENT TO CREDIT AGREEMENT

ADESA INDIANAPOLIS, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

ADESA LANSING, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

ADESA LEXINGTON, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

ADESA MISSOURI, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

ADESA NEW JERSEY, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

ADESA NEW YORK, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

THIRD AMENDMENT TO CREDIT AGREEMENT

ADESA OHIO, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

ADESA OKLAHOMA, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

ADESA PENNSYLVANIA, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

ADESA PHOENIX, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

ADESA SAN DIEGO, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

ADESA-SOUTH FLORIDA, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

THIRD AMENDMENT TO CREDIT AGREEMENT

ADESA SOUTHERN INDIANA, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

ADESA TEXAS, INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

ADESA VIRGINIA, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

ADESA WISCONSIN, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

ASSET HOLDINGS III, L.P.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

AUTO DEALERS EXCHANGE OF CONCORD, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

THIRD AMENDMENT TO CREDIT AGREEMENT

AUTO DEALERS EXCHANGE OF MEMPHIS, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

AUTOMOTIVE FINANCE CORPORATION

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President

AUTOMOTIVE RECOVERY SERVICES, INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

AUTOVIN, INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

PAR, INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

AFC CAL, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President

THIRD AMENDMENT TO CREDIT AGREEMENT

AXLE HOLDINGS, INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

INSURANCE AUTO AUCTIONS CORP.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Authorized Signatory Officer

IAA SERVICES, INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Authorized Signatory Officer

IAA ACQUISITION CORP.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Authorized Signatory Officer

AUTO DISPOSAL SYSTEMS, INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Authorized Signatory Officer

ADS PRIORITY TRANSPORTS, LTD.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Authorized Signatory Officer

THIRD AMENDMENT TO CREDIT AGREEMENT

ADS ASHLAND, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Authorized Signatory Officer

ZABEL & ASSOCIATES, INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

SIOUX FALLS AUTO AUCTIONS, INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

TRI-STATE AUCTION CO., INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

SALVAGE DISPOSAL COMPANY OF GEORGIA

By:	/s/ Sidney L. Kerley
Name: Sidney L. Kerley
Title: Secretary

LIVEBLOCK AUCTIONS INTERNATIONAL, INC.

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

THIRD AMENDMENT TO CREDIT AGREEMENT

AUTOMOTIVE FINANCE CONSUMER DIVISION, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President

ADESA DEALER SERVICES, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President

DENT DEMON, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

ADESA MINNESOTA, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

CARBUYCO, LLC

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive Vice President and CFO

AUTO PORTFOLIO SERVICES, LLC

By:	/s/ James E. Money, II
Name: James E. Money, II
Title: Chief Financial Officer and Treasurer

THIRD AMENDMENT TO CREDIT AGREEMENT

INSURANCE AUTO AUCTIONS TENNESSEE LLC

By:	/s/ Sidney L. Kerley
Name: Sidney L. Kerley
Title: Secretary

THIRD AMENDMENT TO CREDIT AGREEMENT